Exhibit 99.1

NASDAQ: SFNC August 31, 2020 Mid - Quarter Update – COVID - 19 Loan Modifications

Legal Disclaimers 2 Forward - Looking Statements . Certain statements by Simmons First National Corporation (the “Company”, which where appropriate includes the Company’s wholly - owned banking subsidiary, Simmons Bank) contained in this presentation may not be based on historical facts and should be considered "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 . These forward - looking statements may be identified by reference to a future period(s) or by the use of forward - looking terminology, such as "anticipate," "estimate," "expect," "foresee," "may," "might," "will," "would," "could," “likely” or "intend," future or conditional verb tenses, and variations or negatives of such terms . These forward - looking statements include statements relating to the Company’s COVID - 19 loan modification program and related matters . These forward - looking statements may also include, without limitation, those relating to the Company’s future growth ; revenue ; expenses (including, without limitation, non - interest expenses) ; assets ; asset quality ; profitability ; earnings ; critical accounting policies ; accretion ; net interest margin ; non - interest revenue ; market conditions related to and impact of the Company's common stock repurchase program ; adequacy of the allowance for loan losses ; income tax deductions ; credit quality ; level of credit losses from lending commitments ; net interest revenue ; interest rate sensitivity ; loan loss experience ; liquidity ; capital resources ; market risk ; the expected benefits, milestones, or costs associated with the Company’s acquisition strategy and Next Generation Bank Program ; the Company’s ability to recruit and retain key employees ; the ability of the Company to manage the impact of the COVID - 19 pandemic ; legal and regulatory limitations and compliance and competition ; anticipated loan principal reductions ; plans for investments in securities ; the timing, charges, and savings associated with completed and future branch closures ; and projected dividends . Readers are cautioned not to place undue reliance on the forward - looking statements contained in this presentation in that actual results could differ materially from those indicated in such forward - looking statements, due to a variety of factors . These factors include, but are not limited to, changes in the Company's operating or expansion strategy ; the availability of and costs associated with obtaining adequate and timely sources of liquidity ; the ability to maintain credit quality ; the effect of steps the Company takes in response to the COVID - 19 pandemic ; the severity and duration of the pandemic ; the pace of recovery when the pandemic subsides and the heightened impact it has on many of the risks described herein ; the effects of the pandemic on, among other things, the Company’s operations, liquidity, and credit quality ; general market and economic conditions ; unemployment ; possible adverse rulings, judgments, settlements and other outcomes of pending or future litigation (including litigation arising from the Company’s participation in and administration of programs related to the COVID - 19 pandemic ; the ability of the Company to collect amounts due under loan agreements ; changes in consumer preferences and loan demand ; effectiveness of the Company's interest rate risk management strategies ; laws and regulations affecting financial institutions in general or relating to taxes ; the effect of pending or future legislation ; the ability of the Company to repurchase its common stock on favorable terms ; the ability of the Company to successfully implement its acquisition strategy ; changes in interest rates, deposit flows, real estate values, and capital markets ; inflation ; customer acceptance of the Company's products and services ; changes or disruptions in technology and IT systems (including cyber threats, attacks and events) ; changes in accounting principles relating to loan loss recognition (current expected credit losses, or CECL) ; the benefits associated with the Company’s early retirement program and completed and future branch closures ; and other risk factors . Other relevant risk factors may be detailed from time to time in the Company's press releases and filings with the U . S . Securities and Exchange Commission, including, without limitation, the Company’s Form 10 - K for the year ended December 31 , 2019 and the Company’s Form 10 - Q for the quarter ended June 30 , 2020 . Any forward - looking statement speaks only as of the date of this presentation, and the Company undertakes no obligation to update these forward - looking statements to reflect events or circumstances that occur after the date of this presentation . Financial Information . This presentation contains information about the Company’s loan portfolio and the Company’s COVID - 19 loan modification program as of August 18 , 2020 . Nothing contained in this presentation shall imply that the information contained herein will be correct as of any future date or that there has been no change in the information after the date thereof . Nothing contained in this presentation is or should be relied upon as a promise or representation as to future performance . The Company undertakes no obligation to update or revise this presentation after the date hereof . Annualized, pro forma, projected and estimated numbers contained in this presentation are used for illustrative purpose only, are not forecasts and may not reflect actual results . The information presented as of August 18 , 2020 may not be indicative of the Company’s financial condition or results as of or for the quarter ended September 30 , 2020 , including because the events, factors and trends that have affected the Company’s results as of and through August 18 , 2020 may significantly change or not continue . This presentation contains information about internal status categories that the Company uses in connection with its COVID - 19 loan modification program . These categories were developed for the Company’s internal purposes only, are not required by any law or regulation that applies to the Company, and are not a substitute or replacement for loan risk ratings used by the Company under generally accepted accounting principles . The Company’s internal status categories for its COVID - 19 loan modification program may not be comparable to similar status codes or classifications used by other companies . The Company undertakes no obligation to disclose information about the Company’s internal COVID - 19 status categories as of any future date or for any future period and undertakes no obligation to disclose any future changes to the internal status categories that the Company may use in connection with its COVID - 19 loan modification program .

▪ Modification program implemented in mid - March 2020. ▪ Regulatory guidance formally issued April 7, with multiple updates since (on - going discussions were taking place with our Regulators prior to April 7 formal issuance). ▪ Updates communicated to bankers regularly via e - mail, weekly Division President & Credit Officer calls, guidance delivered in loan committee settings. ▪ Established four options for modifications: – Three month deferral of all payments (only option provided for Consumer Loans) – Three months interest only – Three month deferral of all payments, then three months interest only – Six months interest only ▪ Established internal COVID - 19 Status Categories to identify payment status, assist in tracking borrower financial performance, and create proactive monitoring and management of modified credits. ▪ Regulatory and Accounting implications – Loans receiving COVID - 19 modifications are not subject to automatic risk rating changes or movement to Classified status. Accounting standard relief has been granted related to Troubled Debt Restructure (TDR) classification, as long as the length of modification granted does not exceed six months. 3 COVID - 19 Loan Modification Program - Background

Internal COVID - 19 Status Categories COVID - 19 Status Category Balance Number of Loans % of Balance % of Loans Past Due Balance Past Due % Category 1 $ 148 , 422 , 8 3 8 827 4.65% 20.16% $ 142 , 744 0 . 10% Category 2 $ 937 , 121 , 1 7 2 1 , 312 29.35% 31.98% $ 5 , 905 , 781 0 . 63% Category 3 - A (90 Day Modification Periods Only) $ 614 , 632 , 2 6 8 839 19.25% 20.45% $ 38 , 170 , 797 6 . 21% Category 3 - B (6 - Month Modification Periods Only) $ 886 , 246 , 5 8 3 771 27.76% 18.80% $ 7 , 972 , 493 0 . 90% Category 4 $ 468 , 611 , 9 9 7 194 14.68% 4.73% $ 80 , 874 , 082 17 . 26% Category 5 $ 125 , 493 , 8 0 5 63 3.93% 1.54% $ 9 , 385 , 630 7 . 48% Category 6 $ 6 , 283 , 057 16 0.20% 0.39% $ 192 , 293 3 . 06% Category 7 $ 670 , 731 14 0.02% 0.34% $ 670 , 731 100 . 00% Not Categorized $ 5 , 407 , 640 66 0.17% 1.61% $ - 0 . 00% Total $ 3,192, 8 9 0 , 0 91 4,102 100.00% 100.00% $ 143,31 4 , 55 1 4.49% ▪ Category 1 – Modification has ended, all deferred payments have been made, borrower has resumed regular payments. ▪ Category 2 – Same as 1, except deferred payments have not been repaid. Also includes loans on which modification has not yet ended, but the bank has received specific communication from the borrower that an additional modification will not be needed and the loan will return to regular payments once the modification ends. ▪ Category 3A - Loans in original 90 day modification where projections show they will be able to revert to original repayment terms at expiration, but there has been no specific communication that they will do so. Also includes the following loans: – Loans for which it is unknown as to whether the borrower will need further relief beyond the original 90 - day modification; and – Loans on which the borrower will need or has obtained further modification relief for up to 90 days, but projections show that additional relief beyond the second 90 - day period will be not be necessary. ▪ Category 3B – Loans in original 6 month modification where projections show they will be able to revert to original repayment terms at expiration. ▪ Category 4 – Borrower still in modification, or will need an additional modification. Projections show return to original terms, but not at end of 6 months. Guarantors and Collateral fully support the credit. ▪ Category 5 – Financial projections do not support return to regular payments OR collateral deterioration is likely, which would not fully support the credit. Guarantors are engaged and cooperative. ▪ Category 6 - Financial projections do not support return to regular payments AND collateral deterioration is likely, which would not fully support the credit. Guarantors are engaged and cooperative. ▪ Category 7 - Financial projections do not support return to regular payments OR collateral deterioration is likely, which would not fully support the credit. Guarantors lack capacity and are unwilling / unable to develop new operating strategy. COVID - 19 Status Category Summary (as of 8/18/20) 4

Arkansas Community Division ▪ 14.76% of portfolio has received a COVID - 19 Mod ▪ Average COVID - 19 Status Category is 2.46 ▪ Loans receiving COVID - 19 Mod, which are now past due total $884,000, or 0.05% of total portfolio ▪ Of 769 COVID - 19 Mods, 41% are back on regular payments As of 8/18/20 COVID - 19 Summary - Division Total Portfolio – Arkansas Community Total Portfolio – Central Arkansas Central Arkansas Division ▪ 20.66% of portfolio has received a COVID - 19 Mod ▪ Average COVID - 19 Status Category is 2.43 ▪ Loans receiving COVID - 19 Mod, which are now past due total $12.9 million, or 1.38% of total portfolio ▪ Of 269 COVID - 19 Mods, 49% are back on regular payments COVID Mod $230 14.76% PPP $133 8.54% $1.6 Billion No COVID Mod $1,196 76.70% COVID Mod $194 20.66% $ in millions $ in millions PPP = SBA Paycheck Protection Program Mod = Modification 5 PPP $145 15.47% $940 Million No COVID Mod $601 63.87%

Tennessee Division ▪ 25.07% of portfolio has received a COVID - 19 Mod ▪ Average COVID - 19 Status Category is 2.22 ▪ Loans receiving COVID - 19 Mod, which are now past due total $18.5 million, or 1.13% of total portfolio ▪ Of 701 COVID - 19 Mods, 76% are back on regular payments As of 8/18/20 COVID - 19 Summary - Division Total Portfolio – Tennessee Total Portfolio – Missouri Missouri Division ▪ 25.64% of portfolio has received a COVID - 19 Mod ▪ Average COVID - 19 Status Category is 2.23 ▪ Loans receiving COVID - 19 Mod, which are now past due total $77.7 million, or 1.86% of total portfolio ▪ Of 1,414 COVID - 19 Mods, 76% are back on regular payments COVID Mod $410 25.07% No COVID Mod $1,117 68.30% PPP $108 6.63% $1.6 Billion COVID Mod $1,068 25.64% $ in millions $ in millions PPP = SBA Paycheck Protection Program Mod = Modification 6 PPP $200 4.80% $4.2 Billion No COVID Mod $2,897 69.56%

Texas Division ▪ 27.62% of portfolio has received a COVID - 19 Mod ▪ Average COVID - 19 Status Category is 2.68 ▪ Loans receiving COVID - 19 Mod, which are now past due total $28.5 million, or 0.77% of total portfolio ▪ Of 527 COVID - 19 Mods, 59% are back on regular payments As of 8/18/20 COVID - 19 Summary - Division Total Portfolio – Texas Total Portfolio – Western Western Division ▪ 14.36% of portfolio has received a COVID - 19 Mod ▪ Average COVID - 19 Status Category is 2.51 ▪ Loans receiving COVID - 19 Mod, which are now past due total $4.7 million, or 0.24% of total portfolio ▪ Of 422 COVID - 19 Mods, 48% are back on regular payments COVID Mod $1,014 27.62% No COVID Mod $2,426 66.13% PPP $229 6.24% $3.7 Billion COVID Mod $278 14.36% $ in millions $ in millions PPP = SBA Paycheck Protection Program Mod = Modification 7 PPP $156 8.08% $1.9 Billion No COVID Mod $1,499 77.55%

Hotel ▪ 67.32% of portfolio has received a COVID - 19 Mod ▪ Average COVID - 19 Status Category is 3.28 ▪ Loans receiving COVID - 19 Mod, which are now past due total $71.1 million, or 7% of total portfolio ▪ Of 142 COVID - 19 Mods, 54% are back on regular payments As of 8/18/20 COVID - 19 Summary - Select Industries Total Portfolio – Hotel Total Portfolio – Restaurant Restaurant ▪ 43.99% of portfolio has received a COVID - 19 Mod ▪ Average COVID - 19 Status Category is 2.60 ▪ Loans receiving COVID - 19 Mod, which are now past due total $135,000, or 0.02% of total portfolio ▪ Of 282 COVID - 19 Mods, 41% are back on regular payments COVID Mod $684 67.32% No COVID Mod $311 30.59% PPP $21 2.10% $1.0 Billion COVID Mod $232 43.99% $ in millions $ in millions PPP = SBA Paycheck Protection Program Mod = Modification 8 PPP $112 21.29% $527 Million No COVID Mod $183 34.72%

Retail ▪ 46.91% of portfolio has received a COVID - 19 Mod ▪ Average COVID - 19 Status Category is 2.67 ▪ Loans receiving COVID - 19 Mod, which are now past due total $2.1 million, or 0.15% of total portfolio ▪ Of 370 COVID - 19 Mods, 61% are back on regular payments As of 8/18/20 COVID - 19 Summary - Select Industries Total Portfolio – Retail Total Portfolio – Healthcare (includes Nursing, Extended) Healthcare (includes Nursing, Extended) ▪ 25.84% of portfolio has received a COVID - 19 Mod ▪ Average COVID - 19 Status Category is 2.50 ▪ Loans receiving COVID - 19 Mod, which are now past due total $1.2 million, or 0.11% of total portfolio ▪ Of 226 COVID - 19 Mods, 46% are back on regular payments COVID Mod $675 46.91% No COVID Mod $729 50.66% PPP $35 2.43% $1.4 Billion COVID Mod $282 25.84% $ in millions $ in millions PPP = SBA Paycheck Protection Program Mod = Modification 9 No COVID Mod $667 61.15% PPP $142 13.02% $1.1 Billion

COVID - 19 Commercial Loan Modifications 10 Future Focus on COVID - 19 Status Categories 4 through 7

N u m be r of Loans Balance % of T o t al Balance as a % of Total Loan Portfolio Category 4 194 $ 468,611,997 78.1% 3.2% Category 5 62 125,246,216 20.9% 0.9% Category 6 6 5,696,002 1.0% 0.0% Category 7 2 260,386 0.0% 0.0% Total Category 4 - 7 264 $ 599,814,601 100.0% 4.3% 11 Future Focus on COVID - 19 Status Categories 4 through 7 ▪ Category 4 – Borrower still in modification, or will need an additional modification. Projections show return to original terms, but not at end of 6 months. Guarantors and Collateral fully support the credit. ▪ Category 5 – Financial projections do not support return to regular payments OR collateral deterioration is likely, which would not fully support the credit. Guarantors are engaged and cooperative. ▪ Category 6 - Financial projections do not support return to regular payments AND collateral deterioration is likely, which would not fully support the credit. Guarantors are engaged and cooperative. ▪ Category 7 - Financial projections do not support return to regular payments OR collateral deterioration is likely, which would not fully support the credit. Guarantors lack capacity and are unwilling / unable to develop new operating strategy. Status Categories Description COVID - 19 Commercial Loan Modifications As of 8/18/20

NAICS Code Status C a te g o ry # of L oans Balance 111110 - Soybean Farming 5 1 $ 720,509 213112 - Support Activities for Oil and Gas Operations 4 1 26,350 236118 - Residential Remodelers 4 3 845,326 236118 - Residential Remodelers 7 1 130,923 237990 - Other Heavy and Civil Engineering Construction 4 1 46,567 311520 - Ice Cream and Frozen Dessert Manufacturing 4 27 9,253,703 332312 - Fabricated Structural Metal Manufacturing 4 2 2,327,548 336413 - Other Aircraft Parts and Auxiliary Equipment Manufacturing 4 1 166,704 423690 - Other Electronic Parts and Equipment Merchant Wholesalers 4 1 608,697 424720 - Petroleum and Petroleum Products Merchant Wholesalers (except Bulk Stations and Terminals) 4 1 376,000 442210 - Floor Covering Stores 5 1 1,632,304 445120 - Convenience Stores 4 15 8,230,472 447110 - Gasoline Stations with Convenience Stores 4 6 28,578, 8 48 447110 - Gasoline Stations with Convenience Stores 5 1 457,447 451212 - News Dealers and Newsstands 4 1 502,101 484110 - General Freight Trucking, Local 5 1 1,007,486 484121 - General Freight Trucking, Long - Distance, Truckload 6 2 1,205,879 484210 - Used Household and Office Goods Moving 4 1 1,033,012 485113 - Bus and Other Motor Vehicle Transit Systems 5 6 1,553,603 485320 - Limousine Service 5 1 631,005 485510 - Charter Bus Industry 4 1 888,978 485999 - All Other Transit and Ground Passenger Transportation 5 1 187,178 487110 - Scenic and Sightseeing Transportation, Land 4 5 1,134,790 487110 - Scenic and Sightseeing Transportation, Land 5 1 151,868 512110 - Motion Picture and Video Production 4 3 1,470,979 512131 - Motion Picture Theaters (except Drive - Ins) 5 1 386,514 518210 - Data Processing, Hosting, and Related Services 5 1 68,416 531110 - Lessors of Residential Buildings and Dwellings 4 17 13,149, 6 48 531110 - Lessors of Residential Buildings and Dwellings 5 1 12,738, 1 57 531110 - Lessors of Residential Buildings and Dwellings 7 1 129,464 531120 - Lessors of Nonresidential Buildings (except Miniwarehouses) 4 28 74,321, 3 08 531120 - Lessors of Nonresidential Buildings (except Miniwarehouses) 5 6 7,765,270 531130 - Lessors of Miniwarehouses and Self - Storage Units 4 1 5,073,4 0 9 12 COVID - 19 Commercial Loan Modifications – NAICS Code for Category 4 through 7 Continued on next page As of 8/18/20

NAICS Code Status C a te g o ry # of L oans Balance 531190 - Lessors of Other Real Estate Property 4 5 $ 601,0 9 0 531190 - Lessors of Other Real Estate Property 5 1 1,971,135 531210 - Offices of Real Estate Agents and Brokers 5 1 40,463 531311 - Residential Property Managers 4 2 309,952 531390 - Other Activities Related to Real Estate 4 2 10,906, 5 41 531390 - Other Activities Related to Real Estate 5 1 641,986 532299 - All Other Consumer Goods Rental 4 2 38,350 551112 - Offices of Other Holding Companies 5 1 190,185 561110 - Office Administrative Services 4 1 535,467 561510 - Travel Agencies 4 1 36,291 561730 - Landscaping Services 5 3 393,028 611110 - Elementary and Secondary Schools 4 2 2,917,008 611620 - Sports and Recreation Instruction 4 1 217,377 621111 - Offices of Physicians (except Mental Health Specialists) 4 1 12,024 623311 - Continuing Care Retirement Communities 4 2 29,889, 6 26 624410 - Child Day Care Services 4 1 6,163,098 711110 - Theater Companies and Dinner Theaters 5 1 207,957 711120 - Dance Companies 4 2 101,067 711130 - Musical Groups and Artists 5 1 72,959 711310 - Promoters of Performing Arts, Sports, and Similar Events with Facilities 4 1 521,753 713940 - Fitness and Recreational Sports Centers 5 1 6,225,000 713990 - All Other Amusement and Recreation Industries 4 1 102,105 721110 - Hotels (except Casino Hotels) and Motels 4 36 247,09 9 ,7 5 8 721110 - Hotels (except Casino Hotels) and Motels 5 19 83,198, 7 11 721110 - Hotels (except Casino Hotels) and Motels 6 1 2,306,935 721120 - Casino Hotels 4 1 3,911,384 721310 - Rooming and Boarding Houses 4 1 3,772,808 722310 - Food Service Contractors 4 4 2,602,647 722310 - Food Service Contractors 6 1 1,616,534 722410 - Drinking Places (Alcoholic Beverages) 4 1 10,068 722511 - Full - Service Restaurants 4 6 2,013,286 722511 - Full - Service Restaurants 5 6 3,407,880 722511 - Full - Service Restaurants 6 1 539,357 13 COVID - 19 Commercial Loan Modifications – NAICS Code for Category 4 through 7 Continued on next page As of 8/18/20

NAICS Code Status C a te g o ry # of L oans Balance 722513 - Limited - Service Restaurants 4 1 $ 185,322 722513 - Limited - Service Restaurants 5 1 153,389 722515 - Snack and Nonalcoholic Beverage Bars 5 1 23,621 811121 - Automotive Body, Paint, and Interior Repair and Maintenance 4 1 145,600 812111 - Barber Shops 4 1 27,791 812111 - Barber Shops 6 1 27,296 812112 - Beauty Salons 4 1 253,491 812930 - Parking Lots and Garages 4 1 8,000,000 813110 - Religious Organizations 4 1 203,653 813110 - Religious Organizations 5 2 534,228 921110 - Executive Offices 5 1 885,919 Total Commercial Loan Modifications – Category 4 through 7 264 $599,814,601 14 COVID - 19 Commercial Loan Modifications – NAICS Code for Category 4 through 7 As of 8/18/20